Exhibit 3.251

CERTIFICATE OF LIMITED PARTNERSHIP

OF

FALCON COMMUNITY CABLE, L.P.

THIS Certificate of Limited Partnership of FALCON COMMUNITY CABLE, L.P. (the “Partnership”), dated as of July 20th, 1989, is being duly executed and filed by FALCON COMMUNITY INVESTORS, L.P., a California limited partnership, as general partner, to form a limited partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del.C. Section 17-101, et seq.).

1.    Name. The name of the limited partnership formed hereby is FALCON COMMUNITY CABLE, L.P.

2.    Registered Office. The address of the registered office of the Partnership in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

3.    Registered Agent. The name and address of the registered agent for service of process on the Partnership in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

4. General Partner. The name and the business address of the sole general partner of the Partnership is FALCON COMMUNITY INVESTORS, L.P., 10866 Wilshire Boulevard, Suite 500, Los Angeles, California 90024.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership as of the date first above written.

FALCON COMMUNITY INVESTORS, L.P., a California limited partnership

By	FALCON HOLDING GROUP, INC.,
a California corporation, Its General Partner

By	/s/ Stanley S. Itskowitch
STANLEY S. ITSKOWITCH Senior Vice President

2

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 03/30/1993
930915405 – 2202750

CERTIFICATE OF AMENDMENT

TO

THE CERTIFICATE OF LIMITED PARTNERSHIP

OF

FALCON COMMUNITY CABLE, L.P.

FALCON COMMUNITY CABLE, L.P., a limited partnership organized under the Delaware Revised Limited Partnership Act (the “Act”), for the purpose of amending its Certificate of Limited Partnership pursuant to Section 17-202 of the Act, hereby certifies that Paragraph 4 of the Certificate of Limited Partnership is amended to read in its entirety as follows:

4. General Partners. The names and business addresses of each of the corporate General Partners of the Partnership are as follows:

Falcon Holding Group, Inc.

10900 Wilshire Blvd.

15th Fl.

Los Angeles, CA 90024

Falcon Holding Group, L.P.

10900 Wilshire Blvd.

15th Fl.

Los Angeles, CA 90024

IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed by each general partner designated herein as a new partner as of the 29th day of March, 1993.

FALCON HOLDING GROUP, L.P.

By:	FALCON HOLDING GROUP, INC.

By:	/s/ Stanley S. Itskowitch
Name:	Stanley S. Itskowitch
Title:	Exec. V.P.

FALCON HOLDING GROUP, INC.

By:	/s/ Stanley S. Itskowitch
Name:	Stanley S. Itskowitch
Title:	Exec.V.P.

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

FALCON COMMUNITY CABLE, L.P.

Falcon Community Cable, L.P., a limited partnership organized under the Delaware Revised Limited Partnership Act (the “Act”), for the purpose of amending its Certificate of Limited Partnership pursuant to Section 17-202 of the Act, hereby certifies that Paragraph 4 of the Certificate of Limited Partnership is amended to read in its entirety as follows:

4. General Partners. The names and business addresses of each of the General Partners of the Partnership are as follows:

Falcon Community Investors, L.P., a California Limited Partnership

10900 Wilshire Boulevard

15th Floor

Los Angeles, California 90024

Falcon Cable Communications, LLC

10900 Wilshire Boulevard

15th Floor

Los Angeles, California 90024

IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed by each general partner designated herein as a new partner as of the 30th day of September 1998.

FALCON CABLE COMMUNICATIONS, LLC

By:	Falcon Communications, L.P., its sole Member
By:	Falcon Holding Group, L.P., its Managing General Partner
By :	Falcon Holding Group, Inc. its General Partner

By:	/s/ Stanley S. Itskowitch
Name:	Stanley S. Itskowitch
Title:	Executive Vice President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:30 PM 09/30/1998
981379078 – 2202750

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

FALCON COMMUNITY CABLE, L.P.

FALCON COMMUNICTY CABLE, L.P., a limited partnership organized and existing under and by virtue of the Revised Uniform Limited Partnership Act of the State of Delaware, DOES HEREBY CERTIFY:

1.	Article 2 of the Certificate of Limited Partnership is hereby amended as follows:

: The address of its registered office in the State of Delaware is 30 Old Rudnick Lane, Dover, DE 19901, County of Kent. The name of the registered agent at such address is CorpAmerica, Inc.

2.	That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 9th day of December, 1999.

FALCON CABLE COMMUNICATIONS, LLC General Partner

By:	/s/ Marcy Lifton
Marcy Lifton, Vice President

FALCON COMMUNITY INVESTORS, A California Limited Partnership General Partner

By:	/s/ Marcy Lifton
Marcy Lifton, Vice President

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

FALCON COMMUNITY CABLE, L.P.

Falcon Community Cable, L.P., a limited partnership organized under the Delaware Revised Limited Partnership Act (the “Act”), for the purpose of amending its Certificate of Limited Partnership pursuant to Section 17-202 of the Act, hereby certifies that Paragraph 4 of the Certificate of Limited Partnership is amended to read in its entirety as follows:

4. General Partners. The names and business addresses of each of the General Partners of the Partnership are as follows:

Charter Communications VII, LLC

12444 Powerscourt Drive, Suite 100

St. Louis, MO 63131-3660

Falcon Cable Communications, LLC

12444 Powerscourt Drive, Suite 100

St. Louis, MO 63131-3660

IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed on the 25th day of June, 2001 by each General Partner designated herein as a new partner.

Charter Communications VII, LLC, a Delaware limited liability company

By:	/s/ Marcy Lifton
Name:	Marcy Lifton
Title:	Vice President

Falcon Cable Communications, LLC, a Delaware limited liability company

By:	/s/ Marcy Lifton
Name:	Marcy Lifton
Title:	Vice President

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

FALCON COMMUNITY CABLE, L.P.

Falcon Community Cable, L.P., a limited partnership organized under the Delaware Revised Limited Partnership Act (the “Act”), for the purpose of amending its Certificate of Limited Partnership pursuant to Section 17-202 of the Act, hereby certifies that Paragraph 4 of the Certificate of Limited Partnership is amended to read in its entirety as follows:

4. General Partner. The name and business address of the sole General Partner of the Partnership is as follows:

Charter Communications VII, LLC

12444 Powerscourt Drive, Suite 100

St. Louis, MO 63131-3660

IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed on the 23rd day of July, 2001 by the undersigned as the sole General Partner designated herein.

Charter Communications VII, LLC, a Delaware limited liability company

By:	/s/ Marcy Lifton
Name:	Marcy Lifton
Title:	Vice President